Exhibit 10.4
THIRD AMENDMENT TO LEASE AGREEMENT
     THIS THIRD AMENDMENT TO LEASE AGREEMENT, (the “Third Amendment”) made and entered on this 20th day of October, 2001, by and between BOWLING GREEN AREA ECONOMIC DEVELOPMENT AUTHORITY, INC., a Kentucky corporation, previously known as the Bowling Green-Warren County Industrial Park Authority, Inc., (the “Lessor”), and STOODY COMPANY, INC., a Delaware corporation, (the “Lessee”); and THERMADYNE INDUSTRIES, INC., a Delaware corporation, and THERMADYNE HOLDINGS CORPORATION, a Delaware corporation, (collectively, herein, the “Guarantor”);
WITNESSETH:
     WHEREAS, the Lessor, Lessee, and Guarantor are parties to that certain Lease Agreement dated October 10, 1990, (the “Original Lease Agreement”) and that certain First Amendment to Lease Agreement dated June 19, 1991, (the “First Amendment”), and that certain Second Amendment to Lease Agreement dated July 2, 1996, (the “Second Amendment”) (the Original Lease Agreement, First Amendment, and Second Amendment, being collectively referred to herein as the “Lease”); and,
     WHEREAS, the Lessor, Lessee, and Guarantor desire to enter into this Second Amendment to reflect their agreement as their agreements with respect to certain amendments to the Lease;
     NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and conditions contained in the Lease and in this Second Amendment, and the mutual benefits to be derived therefrom, and intending to be legally bound, Lessor, Lessee, and Guarantor agree as follows:
     1. RENT. The Lease is hereby amended to provide that effective upon the rental payment due under the Lease on July 1, 2001 (the “Effective Date”), and continuing for the entire remaining term under the Lease, rent to be paid by Lessee to Lessor shall be calculated as follows:
          A. As of the payment due on the Effective Date, and continuing for a five-year period consisting of sixty monthly rental payments hereunder, rent shall be paid in the amount of Seventy Five Thousand Seven Hundred Sixteen Dollars and no/100 ($75,716.00).
          B. On the first month following the last payment under the preceding subparagraph (“A”) rent will be adjusted to reflect any increase or decrease in Landlord’s Mortgage indebtedness payments to Firstar Bank, N.A. or its successors or assigns. That is, rent shall be increased or decreased, dollar for dollar, based upon any increase or decrease in said monthly mortgage payments. Tenant shall be entitled to request and received from Landlord a written certification to Tenant from Firstar Bank or the successor in interest to the mortgage indebtedness of the amount of the increase or decrease in monthly mortgage payments upon which the rental adjustment shall be based.
     2. LIABILITY OF GUARANTOR. Guarantor shall remain liable on the Lease, as amended by this Second Amendment, pursuant to its guaranty as contained in the Lease; provided, however, that the amount of rent guaranteed by Guarantor is amended as provided in Paragraph 1, above.
     3. NO FURTHER MODIFICATION. Except as specifically set out in this Second Amendment, the Lease is subject to no further modification, and remains in full force and effect according to the terms thereof.
     4. BINDING EFFECT. The Lease, and this Second Amendment, shall be binding upon and inure to the benefit of the Lessor, Lessee, and Guarantor, their successors, agents, assigns, grantees, affiliates, and agents.
     5. ENTIRE AGREEMENT. This Second Amendment is the entire agreement between the Lessor, Lessee, and Guarantor, with respect to amendments to the Lease as of this date, and the Lease and this Second Amendment may not be further amended or modified except by a writing signed by the Lessor, Lessee, and Guarantor.
     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto on the date written above.

LESSOR:	BOWLING GREEN AREA ECONOMIC DEVELOPMENT AUTHORITY, INC.

	BY:	/s/ Margaret P. Grisson

	NAME:	MARGARET P. GRISSON
	TITLE:	PRESIDENT & CEO
12/27/01

LESSEE:	STOODY COMPANY, INC

	BY:	/s/ James H. Tate

	NAME: TITLE:	JAMES H. TATE SENIOR V.P. AND CFO
DECEMBER 15, 2001

GUARANTOR:	THERMADYNE INDUSTRIES, INC.

	BY:	/s/ James H. Tate

	NAME: TITLE:	JAMES H. TATE SENIOR V.P. AND CFO
DECEMBER 15, 2001

THERMADYNE HOLDINGS CORPORATION

BY:	/s/ James H. Tate

NAME: TITLE:	JAMES H. TATE SENIOR V.P. AND CFO
DECEMBER 15, 2001

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